Summary Prospectus and Prospectus Supplement Utilities Fund

Supplement dated May 5, 2022 ■ Summary Prospectus and Prospectus dated November 1, 2021

Tsuyoshi Ozaki no longer serves as a portfolio manager for the fund.

The following replaces the information regarding Tsuyoshi Ozaki in the Portfolio Managers section in the summary prospectus and prospectus:

Arun Daniel, Portfolio Manager and Head of Disciplined Equity Group Strategies, has been a member of the team that manages the fund since 2022.

The following replaces the information regarding Tsuyoshi Ozaki in the The Fund Management Team section on page 8 of the prospectus:

Arun Daniel
Mr. Daniel, Portfolio Manager and Head of Disciplined Equity Group Strategies, has been a member of the team that manages the fund since joining American Century Investments in 2022. Prior to joining American Century, he worked as a senior portfolio manager and senior research analyst of global equities with J O Hambro Capital Management Group. He has a bachelor’s degree in business administration from Madurai University and a master's degree in business administration from Regent University.

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